Exhibit 99.1

IT’S JUST THE BEGINNING

Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2005 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

The Opportunity is Here

Outstanding Franchise

Over $20 Billion in Assets

322 Locations in Florida, Alabama, Georgia, Nevada, Texas

Most of franchise is located in four of the six fastest growing states in the country Franchise is in higher projected growth markets than most Southeastern peers

Record Earnings in 1st Quarter 2005 $52.5 million; up 34% EPS of $0.37; up 19%

Outstanding Credit Quality

Record Low Nonperforming Assets Ratio Excellent Net Charge-Off History

Franchise

In the Right Places

Colonial is in four of the fastest growing states in the country

70%* of Total Deposits are in Florida, Georgia, Texas and Nevada

58%* of Total Deposits are in Florida

Projected population growth over the next five years is expected to be 8.10%

*Pro forma at 3/31/05 including FFLC

Superior Projected Population Growth

2004 - 2009 Population Growth

Colonial BancGroup, Inc. 8.10%*

Compass Bancshares, Inc. 7.28

South Financial Group, Inc. 7.25

Wachovia Corporation 6.27

SunTrust Banks, Inc. 6.12

BB&T Corporation 5.54

Synovus Financial Corp. 5.07

AmSouth Bancorporation 3.82

Regions Financial Corporation 3.53

Trustmark Corporation 2.99

Fifth Third Bancorp 2.97

Whitney Holding Corporation 0.92

Average 4.99%

Low 0.92

High 8.10

Source: Keefe, Bruyette & Woods Deposit data as of 6/30/04.

Projected population growth deposit weighted by county. *Includes FFLC.

Assets by State

At 3/31/05

Alabama 20%

Corporate 15%

Georgia 7%

Texas 5%

Nevada 4%

Florida 49%

Pro Forma at 3/31/05*

Florida 52%

Alabama 19%

Corporate 14%

Georgia 6%

Texas 5%

Nevada 4%

*Includes FFLC acquisition

Growing Retail Franchise – Branches by State

At 5/24/05

FL 159

AL 115

GA 20

NV 13

TX 12

Other 3

37%

49%

Planned Branch Activity for the

remainder of 2005:

New Branches: 14

Florida – 10

Planned Alabama

Branch Sale: 7

Planned Branch

Closures: 5

Projected to 12/31/05

FL 167

AL 106

GA 21

NV 14

TX 14

33%

52%

Florida Franchise

Entered Florida in July of 1996

Began Florida franchise with $232 million in assets, 8 branches in Orlando

Florida at Now:

Pro Forma for FFLC

at 3/31/05

Assets $10.8 Billion

Deposits $7.8 Billion

Branches 159

All of our Florida regions had approx. 30% internal non-time deposit growth in 2004; 24% internal non-time deposit growth in 1st Quarter of 2005

5TH LARGEST COMMERCIAL BANK IN FLORIDA

Florida Franchise and Current Population

PANHANDLE

Assets = $315 Million Deposits = $61 Million 1 Branch, 1 LPO

CENTRAL FLORIDA

Assets = $2.9 Billion Deposits = $2.4 Billion 62 Branches

MORTGAGE WHSE.

Assets = $1.7 Billion Deposits = $377 Million

FLORIDA WEST COAST

Assets = $2.6 Billion Deposits = $2.2 Billion 51 Branches

SOUTH FLORIDA

Assets = $3.3 Billion Deposits = $2.7 Billion 45 Branches

Current Population 2,500,000 500,000 100,000

Current Branches

Planned Branches

Outstanding Credit Quality

Loan Portfolio Distribution

(as of March 31, 2005)

Consumer and Other 2%

CRE 26%

CRE Owner Occ.

7%

RE Construction 34%

Residential RE

18%

MWL 5%

Commercial 8%

NPAs Consistently Below Industry

(as originally reported)

4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q05

1.17% 1.25% 0.85% 0.78% 0.84% 0.71% 0.60% 0.55% 0.54% 0.64% 0.78% 0.65% 0.29% 0.29%

RECORD LOW

All FDIC insured commercial banks (as of 12/31/04)

Colonial BancGroup

Net Charge-Offs/Average Loans

1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q05

0.51% 0.47% 0.33% 0.09% 0.13% 0.18% 0.23% 0.23%0.21% 0.21% 0.28% 0.29% 0.31% 0.19% 0.21%

All FDIC insured commercial banks (as of 12/31/04) Southern Regionals Colonial BancGroup

*Source: Sandler O’Neill & Partners

Financial Highlights

Earnings Per Share Growth

(diluted)

2000 2001 2002 2003 2004 1Q04 1Q05 $1.00 $1.06 $1.16 $1.20 $1.33 $0.31 $0.37

6% 9% 3% 11% 19%

Net Income Growth

($in thousands) $115,120 $122,103 $140,025 $149,927 $175,348 $39,114 $52,491

2000 2001 2002 2003 2004 1Q04 1Q05

6% 15% 7% 17% 34%

1st Quarter 2005 Highlights

March 31, 2005 vs. March 31, 2004:

Quarterly EPS $0.37, up 19%

Record Net Income of $52.5 Million - up 34% Net Interest Income increased 25% Noninterest Income - up 18%1

Strong organic regional bank loan growth of 12.5%2 annualized from year end; 8%2 year over year Continued outstanding credit quality - NPA Ratio at historic low of 0.29% Strong organic average deposit growth of 12.2%2 annualized from year end; 15.7%2 year-over-year

1Excludes securities gains (losses) 2Excluding acquisitions

Summary Income Statement

($in thousands)

1Q05 1Q04 $Change % Change

Net Interest Income $166,642 $133,107 $33,535 25%

Noninterest Income excluding

securities (losses)gains, net 35,754 30,261 5,493 18%

Total Revenue 202,396 163,368 39,028 24%

Security (losses)gains, net (1,155) 7,442 (8,597) -116%

Provision for Loan Loss 5,929 7,934 (2,005) -25%

Net Losses on Early Extinguishment of Debt 2,290 6,183 (3,893) -63%

Merger Related Charges 1,138 82 1,056 N/M

Other Noninterest Expense 113,187 97,347 15,840 16%

Income Before Tax 78,697 59,264 19,433 33%

Income Tax 26,206 20,150 6,056 30%

Net Income $52,491 $39,114 $13,377 34%

Earnings per Share - Diluted $0.37 $0.31 $0.06 19%

Average Shares - Diluted 140,280 128,029 12,251 10%

Net Interest Income

($in millions) $131 $133 $144 $150 $158 $167

1.5% 8.3% 4.2% 5.3% 5.7%

4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

Net Interest Margin Improvement

3.80% 3.70% 3.60%

3.50%

3.40% 3.30% 3.43% 3.53% 3.58% 3.60% 3.64% 3.68% 3.72%

3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

Balance Sheet Growth & Mix Contribute Favorably to Interest Rate Risk

(as of 3/31/05 or as reported 1st Quarter of 2005)

80% of loan portfolio is variable or adjustable rate

Loans, excluding mortgage warehouse, grew 12.5%1 annualized from 12/31/04

Loan yields, up 28 bps over 4th quarter

Securities represent only 18.5% of total assets at 3/31/05; 19.3% at 12/31/04

Average deposits increased 12%1 annualized from 4th quarter; 15.7%1 year-over-year

Total Deposit Mix: 63%—Non-time; 23%—Noninterest Bearing DDA

Cost of interest bearing deposits up 15 bps in 1st quarter; Cost of deposits up only 11 basis points

1Excluding acquisitions

Non-time Deposit Growth – Period End

($in millions)

3 year CAGR = 21.24% 5 year CAGR = 14.67% $3,468 $4,114 $4,950 $5,868 $7,331 $6,126 $8,017

2000 2001 2002 2003 2004 3/31/04 3/31/05

19% 11%1 20% 8%1 19% 18%1 25% 19%1 31% 17%1

1Excluding acquisitions

Significant Events or Transactions

Closed and converted Union Bank of Florida on February 10, 2005 $1 billion in assets; $651 million in loans; $630 million in deposits 17 locations in Miami-Dade, Broward and Palm Beach counties Recognized merger related expenses of $1.1 million

Sold an interest in certain mortgage warehouse loans and loans held for sale to a conduit

Sold $750 million at 3/31/2005

Recognized $400K in servicing and origination fees for 9 days outstanding

Recognized a $2.3 million loss on the early extinguishment of debt in March 2005

Closed the First Federal of Lake County acquisition on 5/18/05 $1.1 billion in assets; $919 million in loans; $835 million in deposits; 16 locations in Central Florida 52% of assets, 58% of deposits and 159 branches now in Florida

CNB
LISTED
NYSE

Solid Dividend Growth

15 YEARS OF INCREASED DIVIDENDS


$.15
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$.61*
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Colonial BancGroup.

*Estimated

IT'S **JUST** THE BEGINNING

24

The Opportunity is Here

Strong Earnings Estimates

Street Mean Estimate for 2005: $1.52

Street Range: $1.49 - $1.55

Great Franchise in Fast Growing Markets

8.10% projected population growth over next 5 years

Total Shareholder Returns*

2004: 26.45%

YTD 2005: 6.83% (as of 5/20/05)

* Stock appreciation assuming dividends are reinvested

Supplemental Information

Noninterest Income

($in millions)

1Q05 1Q04 $Change % Change

Service Charges on Deposit Accounts $13.6 $14.2 ($0.6) -4%

Financial Planning Services 3.9 3.1 0.8 26%

Electronic Banking 3.5 2.8 0.7 25%

Mortgage Banking 2.0 2.0 0.0 0%

Other Income 12.8 8.2 4.6 56%

35.8 30.3 5.5 18%

Securities (Losses)Gains, Net (1.2) 7.4 (8.6) -116%

Total Noninterest Income $34.6 $37.7 ($3.1) -8%

Noninterest Income to Total Revenue 17.2% 22.1%

Noninterest Income to Total Revenue* 17.7% 18.5%

*Excluding (losses)gains on sales of securities

Noninterest Expense

($in millions)

1Q05 1Q04 $Change % Change

Salaries and employee benefits $61.0 $50.7 $10.3 20%

Occupancy and equipment expenses 23.5 21.2 2.3 11%

Amortization of intangibles 2.3 1.1 1.2 109%

Merger related expenses 1.1 0.1 1.0 1000%

Net losses on the early extinguishment of debt 2.3 6.2 (3.9) -63%

Other expense 26.4 24.3 2.1 9%

Total noninterest expense $116.6 $103.6 $13.0 13%

Efficiency ratio* 56.37% 59.45%

Branches 306 280 26 9%

*Noninterest income excludes gains(losses) on sale of securities and noninterest expense excludes loss on early extinguishment of debt.

CRE Loan Portfolio Distribution

(as of March 31, 2005)

Retail 25.6%

Office 18.9%

Multi-Family 12.3%

Warehouse 11.9%

All Other Types 9.0%

Healthcare 7.1%

Lodging 7.0%

Church/School 3.8%

Recreation 2.9%

Industrial 1.5%

21.1% Owner Occupied Average loan size = $622M Characteristics of 75 largest loans:

Total $781 million and represent 18% of CRE portfolio

Average loan to value ratio is 68%

Average debt coverage ratio = 1.38x

Construction Loan Portfolio Distribution

(as of March 31, 2005)

Residential Developments and Lots 26.7%

Land Only 19.6%

Residential Home Construction 17.4%

Condominium 11.5%

Retail 8.1%

All Other Types 5.8%

Commercial Development 4.5%

Office 3.9%

Multi-Family 2.5%

Average loan size = $675M Characteristics of 75 largest loans:

Total $1.2 billion and represent 27% of portfolio

Average loan to value ratio is 69%

We appreciate your time and interest in Colonial BancGroup.

Robert E. Lowder

Chairman and CEO Colonial BancGroup

Sarah H. Moore

Chief Financial Officer Colonial BancGroup

Glenda Allred

Director of Investor Relations Colonial BancGroup Ph. 334-240-5064